UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2003
                                                        -----------------


                            FFD Financial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Ohio                           0-27916                 34-1921148
-------------------------------    ---------------------   ---------------------
(State or other jurisdiction of       (Commission              (IRS Employer
     incorporation)                   File Number)           Identification No.)




                   321 North Wooster Avenue, Dover, Ohio       44622
                  ----------------------------------------   ----------
                  (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (330) 364-7777
                                                           -------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                    FORM 8-K



Item 7.  Financial Statements and Exhibits.
------   ---------------------------------
         (a) and (b).  Not applicable.
         (c)      Exhibits.
                  See Index to Exhibits.

Item 12. Results of Operations and Financial Condition.
-------  ---------------------------------------------

     On October 28, 2003, FFD Financial Corporation issued a press release regarding its earnings for the quarter ended September 30, 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FFD FINANCIAL CORPORATION



                                           By: /s/ Trent B. Troyer
                                           -------------------------------------
                                           Trent B. Troyer
                                           President and Chief Executive Officer


Date: October 29, 2003

                            FFD Financial Corporation

                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number                         Description
--------------                         -----------

    99         Press Release of FFD Financial Corporation dated October 28, 2003

                                   EXHIBIT 99
                                   ----------


                            FFD Financial Corporation

October 28, 2003



FOR IMMEDIATE RELEASE:
CONTACT:
     Trent B. Troyer, President
     FFD Financial Corporation
     321 North Wooster Avenue
     Dover, Ohio  44622-0038
     (330) 364-7777

FFD Financial Corporation Reports Net Earnings For The Three Months Ended September 30, 2003


DOVER, OHIO - FFD Financial Corporation, parent company of First Federal Community Bank of Dover, Ohio, reported net earnings for the three months ended September 30, 2003, of $176,000, or diluted earnings per share of $.15, compared to the $220,000, or $.19 per diluted share, of net earnings reported for the comparable three-month period in 2002. The $44,000, or 20.0%, decrease in net earnings resulted from a decrease of $55,000 in other income and a $52,000 increase in general, administrative and other expense, which were offset by a $41,000 increase in net interest income after provision for losses on loans and a $22,000 decrease in the provision for federal income taxes.

Other income declined during the quarter due primarily to a decrease in gain on sale of loans in the secondary market. The increase in general, administrative and other expense related to pro-rata increases in expenses from year-to-year.

FFD Financial Corporation reported total assets at September 30, 2003 of $136.2 million, total liabilities of $119.2 million, including deposits of $103.3 million and shareholders' equity of $17.0 million.

FFD Financial Corporation is traded on the NASDAQ SmallCap Market under the symbol FFDF. First Federal Community Bank has offices in downtown Dover, downtown New Philadelphia, and on the Boulevard in Dover. The company maintains an interactive web site at www.onlinefirstfed.com.
                           ----------------------

                            FFD Financial Corporation
            CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                 (In thousands)

                                                 September 30,    June 30,
         ASSETS                                          2003        2003
                                                         (unaudited)
Cash and cash equivalents                          $  13,543     $  12,243
Investment securities                                  1,501         1,502
Mortgage-backed securities                             1,357         1,483
Loans receivable                                     115,221       115,966
Other assets                                           4,551         5,214
                                                   ----------    ---------

     Total assets                                  $ 136,173     $ 136,408
                                                   ==========    =========

     LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits                                           $ 103,346     $ 104,351
Borrowings                                            15,387        13,891
Other liabilities                                        469         1,248
                                                   ----------    ----------
     Total liabilities                               119,202       119,490
Shareholders' equity                                  16,971        16,918
                                                   ----------    ---------

     Total liabilities and shareholders' equity    $ 136,173     $ 136,408
                                                   ==========    =========


                            FFD Financial Corporation
                  CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                        (In thousands, except share data)

                                                      Three months ended
                                                         September 30,
                                                       2003           2002

Total interest income                              $   1,592     $  1,755

Total interest expense                                   651          825
                                                   ----------    ---------

         Net interest income                             941          930

Provision for losses on loans                              0           30
                                                   ----------    ---------

         Net interest income after provision for
           losses on loans                               941          900

Other income                                             169          224

General, administrative and other expense                843          791
                                                   ----------    ---------

         Earnings before income taxes                    267          333

Federal income taxes                                      91          113
                                                   ----------    ---------

         NET EARNINGS                              $     176     $    220
                                                   ==========    =========

         EARNINGS PER SHARE
           Basic                                   $     .15     $    .19
                                                   ==========    =========

          Diluted                                  $     .15     $    .19
                                                   ==========    =========